EXHIBIT A-1

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

ASGI Agility Income Fund

ASGI Aurora Opportunities Fund, LLC

ASGI Corbin Multi-Strategy Fund, LLC

State of Charlotte	)
) ss:
County of Mecklenburg	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of ASGI Agility Income Fund, ASGI Aurora Opportunities Fund, LLC and ASGI Corbin Multi-Strategy Fund, LLC (the “Funds); that he is the President of the Funds; and that all actions taken by him and other persons necessary to authorize the undersigned to execute and file such instrument have been taken.  The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ Adam Taback
By: Adam Taback
Title: President
Date: February 8, 2011

EXHIBIT A-2

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

Alternative Strategies Group, Inc.

State of Charlotte	)
) ss:
County of Mecklenburg	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of Alternative Strategies Group, Inc.; that he is the President of Alternative Strategies Group, Inc. and as such has the authority to sign and file this document on behalf of Alternative Strategies Group, Inc.; and that all actions taken by him and other persons necessary to authorize the undersigned to execute and file such instrument have been taken.  The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ Adam Taback
By: Adam Taback
Title: President
Date: February 8, 2011

EXHIBIT A-3

Alternative Strategies Brokerage Services, Inc.

State of Charlotte	)
) ss:
County of Mecklenburg	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of Alternative Strategies Brokerage Services, Inc.; that he is the President of Alternative Strategies Brokerage Services, Inc. and as such has the authority to sign and file this document on behalf of Alternative Strategies Brokerage Services, Inc.; and that all actions taken by him and other persons necessary to authorize the undersigned to execute and file such instrument have been taken.  The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ Adam Taback
By: Adam Taback
Title: President
Date: February 8, 2011